[The American Funds Group/r/]

Capital World Growth and Income Fund

[photograph of balance scales superimposed with flags from various nations]

2001 Semi-Annual Report
for the six months ended May 31

CAPITAL WORLD GROWTH AND INCOME FUND/SM/ IS ONE OF THE 29 AMERICAN FUNDS,/SM/ THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

Capital World Growth and Income Fund seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

RESULTS AT A GLANCE
(as of 5/31/01, with all distributions reinvested)

                                                      Average Annual
                           Total Returns             Compound Returns
                                                               Lifetime
                           6 Months  1 Year       5 Years   since 3/26/93
CAPITAL WORLD GROWTH
AND INCOME FUND            + 6.77%   + 3.28%        +15.21%  +15.72%

Morgan Stanley Capital
International (MSCI/r/)
World Index /1/            - 5.96    -14.64         + 9.36   +11.58

Lipper Global
Funds Average/2/           - 6.28    -13.41         + 9.00   +10.71

/1/ The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It measures major stock markets in 22 countries, including the United States.
/2/ The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside of the U.S. Lipper averages do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on the inside back cover. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2001 (the most recent calendar quarter):

                                       1 Year    5 Years    Lifetime
CLASS A SHARES                         -7.40%    +13.45%    +14.42%
Reflecting 5.75% maximum sales charge

The fund's 30-day yield for Class A shares as of June 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 1.80%.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


FELLOW SHAREHOLDERS:

The U.S. economic slowdown entrenched itself during the past six months, further dampening stock markets around the world. As growth prospects dimmed for many companies, investors turned to traditional, value-oriented stocks for security. This shift proved beneficial for Capital World Growth and Income Fund, which invests in well-established companies, many of which pay attractive dividends.

For the six months ended May 31, the fund posted a total return of 6.8% for those shareholders who reinvested dividends and capital gain distributions totaling $3.37 a share. This positive return is especially gratifying given the losses many investors suffered during these weak market conditions. Over the same period, the MSCI World Index, a measure of the world's major stock markets, fell 6.0%, and the average return of all global funds measured by Lipper Inc. was -6.3%. Looking back over longer periods, the fund's advantage remains apparent, as evidenced by the returns in the table, at left.


THE SIX MONTHS IN REVIEW

The health of the U.S. economy has declined notably since last year. During the fund's reporting period, the Federal Reserve administered five interest rate cuts in order to revive growth, followed by a sixth cut in June. Corporate America scrambled to improve earnings by means of cost cutting, layoffs and accelerated restructuring. Stock prices generally sagged throughout the winter months. Although the markets abruptly lifted off their lows in April, they stalled again in May, and investors remain acutely sensitive to stock valuations and earnings forecasts.

Not all U.S. companies experienced lower stock prices during the period, however. A few industry sectors, such as energy, banking and consumer staples, fared reasonably well. These businesses tend to be mature and somewhat predictable, and many view them as less vulnerable to hard times. They also account for a significant portion of your fund's holdings and thus contributed to the positive results.

As listed on page 4, four of the fund's 10 largest holdings are U.S.-based companies. Bucking the broader market trend, they each posted positive returns for the period. Altogether, U.S. investments constitute the largest country concentration in your fund's portfolio, totaling some 30% of net assets.


A GLOBAL MALAISE

Major European stock markets generally posted negative results for the period, with the MSCI Europe Index off 5.9% in local currency terms. The continued strength of the dollar, however, magnified the loss for U.S. investors, pushing the decline to 7.8%.

[Begin Sidebar]
Where the Fund's Assets Were Invested
Percent by country as of 5/31/2001

[begin pie chart]
The Americas        37.2%
  United States     30.5
  Canada             4.7
  Mexico             1.5
  Other Americas     0.5
Europe              22.6%
  United Kingdom     9.1
  Netherlands        2.6
  Ireland            1.8
  France             1.7
  Sweden             1.3
  Norway             1.2
  Germany            1.0
  Denmark            0.9
  Other Europe       3.0
Asia/Pacific        21.4%
  Japan              7.7
  Hong Kong          3.6
  Australia          3.2
  Other Asia/Pacific 6.9
Other                1.2%
  South Africa       1.1
  Polynational       0.1
Bonds, Cash
  & Equivalents     17.6%
                   100.0%
[end pie chart]
[End Sidebar]

Earlier this year, Europe's two largest economies, France and Germany, began to exhibit sluggish growth, dispelling hopes that Europe might escape the effects of a U.S. slowdown. These countries recorded stock market declines of 8.8% and 6.9%, respectively./1/ Italy, Finland and Sweden fared worse, each posting double-digit market losses. In most instances, negative returns were sparked by sharply lower prices for technology, Internet and telecom stocks, which also led the decline in the U.S. Among the fund's European holdings, Ericsson and Telecom Italia both posted weak results for the period, offsetting gains in other holdings.

In the United Kingdom, home to some 9% of your fund's assets, the market decline was somewhat less severe - a slump of 3.7% for the period. AstraZeneca, a U.K.-based pharmaceutical company that has been a key holding of the fund, was affected by the downturn and its shares declined moderately.

A few bright spots in Europe did emerge - notably Ireland, Norway, Spain and Austria. All recorded positive market returns for the six-month period, despite a weaker Euro. Ireland's Elan Corp., a pharmaceutical concern, bolstered fund results with its double-digit return.

The Japanese economy, the second largest in the world, contracted during the first quarter of 2001, taking stocks lower. In April, stocks recovered somewhat when a new prime minister assumed leadership, pledging to implement radical changes to spur the economy. Nonetheless, Japan recorded a negative 8.3% return for the six-month period, largely due to a decline in the value of the yen versus the dollar. In Hong Kong, stocks finished slightly weaker, dropping 2.1%. By contrast, Australia managed to post a positive return (up 3.7%) for the period, despite a significantly weaker currency and its own economic slump late last year. South Korea, however, bested most of the region, recording a 20.9% market rise. Two South Korean holdings, Samsung SDI and Samsung Electronics, rose sharply in value, enhancing the fund's results.

Nearer to home, our two largest trading partners produced vastly different returns: The Canadian market declined 10.6%, with much of the drop attributed to the plunge in technology shares. Mexico, on the other hand, enjoyed a positive 20.3% market return, fueled by stronger ties with the U.S., a promising new government, and a rising peso.


A NOTE ON DIVIDENDS

As many shareholders in the fund already know, companies outside North America typically pay dividends annually or semi-annually, as opposed to quarterly, which is customary in the United States. As a result, dividends paid by the fund may vary from quarter to quarter, depending upon the investment mix. For the six months ended May 31, Capital World Growth and Income Fund paid dividends totaling 24.5 cents a share on Class A shares, an increase of 2.5 cents over the same period last year. Information on dividends paid to other share classes can be found on the inside back cover.


NEW OPPORTUNITIES IN SHIFTING MARKETS

Flagging growth in the U.S. may have cast a long shadow on global markets, but it has not dimmed our enthusiasm for uncovering long-term values for our shareholders. If anything, retreating share prices have, in many instances, relieved some of the excesses that previously distorted many markets.
Moreover, this retrenchment has produced fresh investment opportunities for the fund. It is precisely in unsettled markets such as these that our research efforts can lend enduring value.

Over the past 12 months, your fund's portfolio counselors have been gradually divesting shares of companies - notably, European telecommunications businesses
- that they viewed as overvalued. As a result, the cash position of the fund has increased to 16.9% compared to 7.7% this time last year. This higher cash balance helps to cushion against further market declines over the near term, and it also allows your fund managers to take full advantage of new opportunities uncovered by our research analysts.

Capital World Growth and Income Fund has fared well in these difficult times by investing in companies that have the financial strength, market position and management savvy to weather economic downdrafts. In the eight years since its inception, Capital World Growth and Income Fund has produced a cumulative return of 230.1%, averaging 15.7% annually. We believe these results attest to the benefits of maintaining a long-term investment strategy that combines both growth and income objectives.

We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Gina H. Despres
Gina H. Despres
President

July 17, 2001

/1/ Country returns are based on MSCI indexes for the six months ended May 31, 2001, are expressed in dollar terms, and assume reinvestment of dividends.


LARGEST INDIVIDUAL                                    PERCENT OF
EQUITY HOLDINGS                   COUNTRY             NET ASSETS
Philip Morris                       USA                   4.1%
Elan                                Ireland               1.8
AstraZeneca                         United Kingdom        1.6
Shell Canada                        Canada                1.4
Williams Companies                  USA                   1.2
ING Groep                           Netherlands           1.1
R.J. Reynolds Tobacco Holdings      USA                   1.0
Samsung SDI                         Korea                 1.0
Vodafone Group                      United Kingdom         .9
Bergen Brunswig                     USA                    .9



Investment Portfolio, May 31, 2001                               (Unaudited)

[begin pie chart]
Investment Mix
Largest Industry Holdings

Equity Securities                               82.39%
     Banks                                       7.89
     Tobacco                                     6.78
     Pharmaceuticals                             5.94
     Diversified Telecommunications Services     3.40
     Media                                       3.36
     Other Industries                           55.02

Bonds & Notes                                     .74%

Cash & Equivalents                              16.87%
[end pie chart]


                                                                   Shares or           Market  Percent
                                                                   Principal            Value   of Net
Equity Securities (common and preferred                               Amount       (Millions)   Assets
 stocks and convertible debentures)

BANKS - 7.89%
Washington Mutual, Inc. (USA)                                       2,850,000         $101.517      .89%
Lloyds TSB Group PLC (United Kingdom)                               7,781,000           77.229      .67
Bank of America Corp. (USA)                                         1,190,000           70.508      .62
ABN AMRO Holding NV (Netherlands)                                   2,675,602           51.043      .45
Westpac Banking Corp. (Australia)                                   7,217,400           50.663      .44
Hang Seng Bank Ltd. (Hong Kong)                                     4,450,000           49.351      .43
Royal Bank of Canada (Canada)                                       1,518,400           48.057      .42
Toronto-Dominion Bank (Canada)                                      1,802,100           46.559      .41
Australia and New Zealand Banking                                   5,819,698           44.878      .39
  Group Ltd. (Australia)
Bank Hapoalim Ltd. (Israel)                                        17,000,000           41.379      .36
Wells Fargo & Co. (USA)                                               800,000           37.664      .33
National Australia Bank Ltd.                                        2,164,884           35.476      .31
 (Australia)
Bank of Nova Scotia (Canada)                                        1,128,400           32.364      .28
Mizuho Holdings, Inc. (Japan)                                           5,479           27.872      .24
Bank of Scotland (United Kingdom)                                   2,241,371           25.424      .22
First Union Corp. (USA)                                               724,000           23.349      .20
Siam Commercial Bank PCL 5.25%                                     38,600,000           18.509
 noncumulative convertible preferred
 (Thailand) /2/
Siam Commercial Bank PCL, warrants,                                41,000,000            3.344      .19
 expire 2002 /2/
Sumitomo Mitsui Banking Corp. Inc.                                  2,486,000           21.133      .19
 (Japan)
Bank of the Philippine Islands                                     13,240,400           19.966      .17
 (Philippines)
IndyMac Bancorp., Inc. (USA) /2/                                      800,000           18.600      .16
Unibanco-Uniao de Bancos Brasileiros                                  600,000           15.330      .13
 SA, units (GDR) (Brazil)
UFJ Holdings, Inc. (Japan) /2/                                          1,380            7.832
Sanwa International Finance (Bermuda)                             849,000,000            6.246      .12
 Trust 1.25% preferred units 2005
 (Japan) /1/
Asahi Bank, Ltd. (Japan)                                            4,100,000           10.480      .09
Commonwealth Bank of Australia (Australia)                            590,000            9.296      .08
Skandinaviska Enskilda Banken AB, Class A                             800,000            7.391      .07
 (Sweden)
Grupo Financiero Galicia SA, Class B                                  189,181            3.006      .03
 (ADR) (Argentina)

TOBACCO  -  6.78%
Philip Morris Companies Inc. (USA)                                  9,050,000          465.261     4.06
R.J. Reynolds Tobacco Holdings, Inc. (USA)                          1,975,000          117.473     1.03
Imperial Tobacco Ltd. (United Kingdom)                              8,670,295           94.169      .82
Gallaher Group PLC (United Kingdom)                                10,000,000           66.074      .58
Swedish Match AB (Sweden)                                           6,000,000           27.744      .24
UST Inc. (USA)                                                        200,000            5.832      .05

PHARMACEUTICALS  -  5.94%
Elan Corp., PLC (ADR) (Ireland) /2/                                 3,055,500          176.333
Elan Finance Corp. 0% convertible                                 $29,000,000           24.415     1.75
 debentures 2018
AstraZeneca PLC (United Kingdom)                                    3,947,683          186.197     1.62
Pfizer Inc (USA)                                                    1,614,000           69.224      .60
Forest Laboratories, Inc. (USA) /2/                                   797,200           59.041      .52
Pharmacia Corp. (USA)                                               1,004,100           48.759      .43
Shionogi & Co., Ltd. (Japan)                                        2,176,000           48.394      .42
Novo Nordisk AS, Class B (Denmark)                                    875,000           35.159      .31
Eli Lilly and Co. (USA)                                               200,000           16.940      .15
PLIVA DD (GDR) (Croatia) /1/                                        1,500,000           15.975      .14

DIVERSIFIED TELECOMMUNICATION
 SERVICES  -  3.40%
TDC A/S (formerly Tele Danmark AS)                                    759,800           31.910
 (Denmark)
TDC A/S, Class B (ADR)                                              1,480,200           30.936      .55
Telefonos de Mexico, SA de CV, Class L                              1,474,600           50.859
 (ADR) (Mexico)
Telefonos de Mexico, SA de CV 4.25%                                $9,220,000           11.754      .55
 convertible debentures 2004
SBC Communications Inc. (USA)                                         800,000           34.440      .30
Qwest Communications International Inc.                               754,848           27.733      .24
 (USA)
Williams Communications Group, Inc.                                 6,208,352           26.075      .23
 (USA) /2/
Philippine Long Distance Telephone Co.                              1,650,000           21.615      .19
 (ADR) (Philippines)
AT&T Corp. (USA)                                                    1,000,000           21.170      .18
Telecom Italia SpA, nonconvertible savings                          3,492,100           18.358      .16
 shares (Italy)
Telecom Argentina STET-France Telecom SA,                           1,000,000           15.610      .14
 Class B (ADR) (Argentina)
Telecom Corp. of New Zealand Ltd.                                   4,834,100           10.727
 (New Zealand)
Telecom Corp. of New Zealand Ltd.(ADR)                                120,700            2.161
Telecom Corp. of New Zealand Ltd. /1/                                 305,610             .678      .12
Nortel Inversora SA, preferred, Class B                             1,000,000           11.200      .10
 (ADR) (Argentina)
BCE Inc. (Canada)                                                     415,496           10.573      .09
Telefonica, SA (Spain) /2/                                            700,000           10.287      .09
Sprint FON Group (USA)                                                500,000           10.155      .09
TELUS Corp. (Canada)                                                  456,234            9.737      .08
Korea Telecom Corp. (South Korea)                                     170,730            7.679
Korea Telecom Corp. (ADR)                                              87,800            2.046      .08
WorldCom, Inc. (USA) /2/                                              500,000            8.920      .08
Telstra Corp. Ltd. (Australia)                                      2,150,000            6.981      .06
Bell Atlantic Financial Services, Inc.                             $5,000,000            4.944      .04
 4.25% convertible debentures 2005
 (USA) /1/
Nippon Telegraph and Telephone Corp.                                      336            2.079      .02
 (Japan)
Portugal Telecom, SA (Portugal)                                       173,300            1.371      .01

MEDIA  - 3.36%
AOL Time Warner Inc. (formerly America                              1,860,000           97.148      .85
 Online, Inc. and Time Warner Inc.)
 (USA) /2/
Viacom Inc., Class B (USA) /2/                                      1,035,000           59.657      .52
KirchPayTV GmbH & Co. KGaA, non-voting                              1,438,728           39.758      .35
 (Germany) /1/ /2/ /7/
Telewest Communications PLC (United                                19,000,000           32.530      .28
 Kingdom) /2/
Mediaset SpA (Italy)                                                3,000,000           28.179      .25
Clear Channel Communications, Inc.                                    431,445           26.305      .23
 (USA) /2/
Vivendi Universal (formed by merger of                                237,424           15.125
 Seagram Co. Ltd. And CANAL+)(France)
Vivendi Universal (ADR)                                                97,120            6.196      .19
Walt Disney Co. (USA)                                                 600,000           18.972      .16
Omnicom Group Inc. (USA)                                              200,000           18.616      .16
News Corp. Ltd., preferred (Australia)                              2,407,851           18.418      .16
United Pan-Europe Communications NV,                                      100            7.418
 convertible preferred (Netherlands)
 /1/ /2/ /7/
United Pan-Europe Communications NV /2/                             1,320,000            6.254
United Pan-Europe Communications NV,                                   48,556             .000      .12
 warrants, expire 2007 /2/ /7/
Radio One, Inc. 6.50% TIDES convertible                                 3,600            4.248      .04
 preferred 2005 (USA) /1/ /2/
Village Roadshow Ltd., Class A, 5.50%                               2,967,813            1.754
 preferred (Australia)
Village Roadshow Ltd., Class A, 5.50%                               2,623,574            1.550
 preferred /1/
Village Roadshow Ltd.                                                 600,000             .445      .03
UnitedGlobalCom, Inc., Class A (USA)/2/                               200,000            2.418      .02

REAL ESTATE  -  3.35%
New World Development Co. Ltd. (Hong Kong)                         41,750,000           53.528      .47
Amoy Properties Ltd. (Hong Kong)                                   47,950,000           52.255      .46
Hongkong Land Holdings Ltd. (Singapore)                            25,698,700           51.140      .45
Sun Hung Kai Properties Ltd. (Hong Kong)                            4,610,000           42.999      .38
Hysan Development Co. Ltd. (Hong Kong)                             31,482,553           41.575      .36
AMB Property Corp. (USA)                                            1,400,000           34.580      .30
Unibail (France)                                                      141,300           22.533
Unibail, warrants, expire 2004 /2/                                    116,300            1.242      .21
Kerry Properties Ltd. (Hong Kong)                                  18,422,500           22.202      .19
Great Eagle Holdings Ltd. (Hong Kong)                              10,135,000           14.293      .12
Brookfield Properties Corp. (Canada)                                  733,900           12.933      .11
New World China Land Ltd.                                          20,800,000           10.800      .09
 (China-Incorporated in the Cayman
 Islands) /2/
Security Capital Global Realty (Luxembourg)                           450,000            8.280      .07
 /1/ /2/ /7/
Henderson Investment Ltd. (Hong Kong)                              10,000,000            6.923      .06
SM Prime Holdings, Inc. (Philippines)                              52,885,000            6.716      .06
HKR International Ltd. (Hong Kong)                                  4,824,800            1.949      .02

DIVERSIFIED FINANCIALS  -  3.32%
ING Groep NV (Netherlands)                                          1,855,506          120.871     1.05
Household International, Inc. (USA)                                   600,000           39.396      .34
Housing Development Finance Corp. Ltd.                              2,011,015           28.326
 (India)
Housing Development Finance Corp. Ltd./2/                             470,000            6.620      .31
Freddie Mac (USA)                                                     470,000           31.114      .27
Shohkoh Fund & Co., Ltd. (Japan)                                      187,380           28.360      .25
OM AB (formerly OM Gruppen AB) (Sweden)                             1,390,000           24.844      .22
Wharf (Holdings) Ltd. (Hong Kong)                                  10,500,000           23.693      .21
Citigroup Inc. (USA)                                                  440,040           22.552      .20
Swire Pacific Ltd., Class A (Hong Kong)                             4,000,000           21.847      .19
J.P. Morgan Chase & Co. (formerly Chase                               300,000           14.745      .13
 Manhattan Corp.) (USA)
ICICI Ltd. (ADR) (India)                                              719,100            8.449
ICICI Ltd.                                                          2,000,000            3.472      .10
ORIX Corp. 0.375% convertible debentures                     Yen 400,000,000             4.238
 2005 (Japan)
ORIX Corp. (ADR)                                                       36,840            1.914      .05

OIL & GAS  - 3.20%
Shell Canada Ltd., Class A (Canada)                                 5,396,100          154.244     1.35
"Shell" Transport and Trading Co., PLC                                400,000           20.952
 (New York registered) (United Kingdom)
Royal Dutch Petroleum Co. (New York                                   300,000           18.294
 registered) (Netherlands)
Royal Dutch Petroleum Co.                                             290,000           17.584      .50
China Petroleum & Chemical Corp.(China)                           211,000,000           40.308      .35
Petro-Canada (Canada)                                               1,000,000           26.806      .23
Sasol Ltd. (South Africa)                                           2,189,100           21.585      .19
TOTAL FINA ELF SA, Class B (France)                                   100,687           14.643      .13
Pengrowth Energy Trust (Canada)                                     1,080,583           14.214      .12
Castrol India Ltd. (India)                                          2,800,000           13.967      .12
Unocal Corp. (USA)                                                    320,000           12.368      .11
Petroleo Brasileiro SA - PETROBRAS,                                   397,000           11.235      .10
 ordinary nominative (ADR)(Brazil)

INSURANCE  -  3.15%
EULER (France) /2/                                                  1,195,959           55.648      .49
Yasuda Fire and Marine Insurance Co.,                               6,000,000           36.778      .32
 Ltd. (Japan)
Berkshire Hathaway Inc., Class A                                          444           30.503      .27
 (USA) /2/
Mitsui Marine and Fire Insurance Co.,                               5,394,000           30.387      .26
 Ltd. (Japan)
Allstate Corp. (USA)                                                  650,000           29.263      .25
Clarica Life Insurance Co.(Canada)                                  1,000,000           29.257      .25
Mercury General Corp. (USA)                                           650,000           23.790      .21
QBE Insurance Group Ltd. (Australia)                                4,100,000           22.134      .19
Sumitomo Marine & Fire Insurance Co.,                               3,000,000           18.339      .16
 Ltd. (Japan)
fdai-tok (formerly Dai-Tokyo Fire and                               5,561,000           18.002      .16
 Marine Insurance Co., Ltd.)(Japan)
Nichido Fire and Marine Insurance Co.,                              2,241,000           15.225      .13
 Ltd. (Japan)
NIPPONKOA Insurance Co. (formerly Nippon                            3,725,000           13.781      .12
 Fire and Marine Insurance Co., Ltd.)
 (Japan)
Aon Corp. (USA)                                                       320,000           11.200      .10
Zurich Financial Services (Switzerland)                                30,000           10.055      .09
PartnerRe Holdings Ltd. (Multinational)                               155,000            8.300      .07
Fairfax Financial Holdings Ltd.(Canada)/2/                             35,300            4.863
Fairfax Financial Holdings Ltd.,                                       11,000            1.515      .06
 subscription receipts /2/
XL Capital Ltd., Class A (Bermuda)                                     30,600            2.433      .02

ELECTRIC UTILITIES  -  2.92%
Northeast Utilities (USA)                                           3,307,900           63.644      .56
PowerGen PLC (United Kingdom)                                       5,504,800           56.510      .49
Niagara Mowhawk Holdings, Inc.(USA)/2/                              1,850,000           32.375      .28
Scottish Power PLC (United Kingdom)                                 4,350,000           31.518      .27
Edison International (USA)                                          2,597,900           28.135      .25
Duke Energy Corp. (USA)                                               600,000           27.432      .24
Dominion Resources, Inc. 9.50% PIES                                   365,400           23.046      .20
 convertible preferred 2004 (USA)
Korea Deposit Insurance Corp. 2.25%                               $17,700,000           18.983      .17
 convertible debentures 2005(South Korea)
Southern Co. (USA)                                                    800,000           18.832      .16
Calpine Corp. (USA)/2/                                                235,000           11.586      .10
National Grid Group PLC (United Kingdom)                            1,400,000           11.176      .10
Scottish and Southern Energy PLC                                      725,000            6.558      .06
 (United Kingdom)
TXU Corp. (USA)                                                        89,900            4.436      .04

METALS & MINING  -  2.78%
Barrick Gold Corp. (Canada)                                         4,000,000           66.000      .58
Freeport-McMoRan Copper & Gold Inc.,                                3,569,800           55.939      .49
 Class B (USA)/2/
Gencor Ltd. (South Africa)                                          8,000,000           39.441      .35
Usinor (France)                                                     2,000,000           25.532
Usinor 3.875% convertible preferred 2005                              410,000            6.833      .28
BHP Ltd. (Australia)                                                2,156,933           24.508      .21
Driefontein Consolidated Ltd.                                       5,498,849           22.923      .20
 (South Africa)
Homestake Mining Co. (USA)                                          3,000,000           19.410      .17
Billiton PLC (United Kingdom)                                       3,000,000           15.260      .13
Normandy Mining Ltd. (Australia)                                   30,000,000           15.150      .13
Newcrest Mining Ltd. (Australia)                                    6,000,000           12.423      .11
KGHM Polska Miedz (GDR) (Poland) /1/ /2/                              899,000           10.114      .09
Corus Group PLC (United Kingdom)                                    4,550,600            4.646      .04

PAPER & FOREST PRODUCTS  -  2.73%
Georgia-Pacific Corp., Georgia-Pacific                              1,461,000           51.792
 Group (USA)
Georgia-Pacific Corp., Timber Group                                   750,000           24.150      .66
Sappi Ltd. (South Africa)                                           4,072,700           40.107      .35
Norske Skogindustrier ASA, Class A                                  2,375,000           37.025      .32
 (Norway)
Metsa-Serla Oy 4.375% convertible                                 $30,000,000           28.425
 debentures 2002 (Finland)
M-real Oyj, Class B (Finland)                                         568,600            4.137      .28
Kimberly-Clark de Mexico, SA de CV,                                11,400,000           31.233      .27
 Class A (Mexico)
Stora Enso Oyj (ADR) (Finland)                                      2,715,750           30.416      .27
Bowater Inc. (USA)                                                    500,000           24.100      .21
International Paper Co. (USA)                                         556,969           21.304      .19
Holmen AB, Class B (Sweden)                                           620,000           12.579      .11
UPM-Kymmene Corp. (Finland)                                           252,000            7.984      .07

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.52%
Samsung Electronics Co.,Ltd.(South Korea)                             469,850           77.819      .68
Taiwan Semiconductor Manufacturing Co.                             20,332,000           53.758      .47
 Ltd. (Taiwan) /2/
Micron Technology, Inc. (USA) /2/                                     800,000           30.000      .26
Advanced Micro Devices, Inc. (USA) /2/                                678,400           19.165      .17
Texas Instruments Inc. (USA)                                          500,000           17.060      .15
Rohm Co., Ltd. (Japan)                                                 90,000           16.096      .14
Pro Mos Technologies Inc. 0% convertible                          $13,000,000           12.610
 debentures 2006 (Taiwan)
Pro Mos Technologies Inc. /2/                                       3,000,000            2.402      .13
ASM Lithography Holding NV (Netherlands)/2/                           360,000            8.299
ASM Lithography Holding NV (New York                                  250,000            5.815      .12
 registered) /2/
ASE Test Ltd. (Taiwan) /2/                                            948,300           12.233      .11
Altera Corp. (USA) /2/                                                481,600           11.558      .10
Macronix International Co., Ltd. 1.00%                             $7,000,000            7.875      .07
 convertible bond 2005 (Taiwan)
ASM Pacific Technology Ltd. (Hong Kong)                             3,738,700            7.382      .06
Mosel Vitelic, Inc. 1.00% convertible                              $6,590,000            6.936      .06
 debentures 2005 (Taiwan)

WIRELESS TELECOMMUNICATION SERVICES - 2.45%
Vodafone Group PLC (United Kingdom)                                41,308,115          106.160      .93
NTT DoCoMo, Inc. (Japan)                                                3,813           73.099      .64
America Movil SA de CV (ADR)(Mexico) /2/                            2,499,600           50.967      .44
China Mobile (Hong Kong) Ltd. (Hong                                 2,299,000           11.142
 Kong) /2/
China Mobile (Hong Kong) Ltd. 2.25%                                $4,600,000            4.462      .14
 convertible notes 2005
Nextel Communications, Inc., Series D,                                 22,408           15.237      .13
 13.00% exchangeable preferred,
 redeemable 2009 (USA) /2/ /5/
KDDI Corp. (formerly DDI Corp.) (Japan)                                 3,000           14.630      .13
TELECEL - Comunicacoes Pessoais, SA                                   386,000            3.618      .03
 (Portugal) /2/
Mobistar NV (Belgium) /2/                                              73,866             .875      .01

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.12%
Samsung SDI Co., Ltd. (South Korea)                                 2,318,080          111.014      .97
Agere Systems Inc. (USA) /2/                                        6,465,156           45.256      .40
Hoya Corp. (Japan)                                                    430,000           30.732      .27
Hitachi, Ltd. (Japan)                                               2,200,000           22.642      .20
Murata Manufacturing Co., Ltd. (Japan)                                144,000           11.454      .10
Seikoh Giken Co., Ltd. (Japan)                                         89,300           10.437      .09
ERG Ltd. 7.50% convertible notes 2005                               1,240,000            6.293      .05
 (Australia)
Hon Hai Precision Industry Co., Ltd. 0%                            $5,000,000            4.975      .04
 convertible debentures 2005 (Taiwan)/1/

COMMUNICATIONS EQUIPMENT - 1.72%
Telefonaktiebolaget LM Ericsson,                                   11,300,000           71.871
 Class B (Sweden)
Telefonaktiebolaget LM Ericsson,                                    1,200,000            7.680      .70
 Class B (ADR)
Nokia Corp., Class A (Finland)                                        835,000           24.145
Nokia Corp., Class A (ADR)                                            750,000           21.930      .40
Marconi PLC (United Kingdom)                                        6,000,000           30.074      .26
Crown Castle International Corp. 6.50%                                254,100            8.671
 convertible preferred 2012 (USA)
Crown Castle International Corp. 12.75%                                 6,630            6.232
 exchangeable preferred 2010 /2//5/
Crown Castle International Corp. /2/                                   25,966             .431      .13
Corning Inc. (USA)                                                    800,000           15.136      .13
Mitel Corp (Canada) /2/                                               600,000            5.258      .05
Research In Motion Ltd. (Canada) /2/                                  100,000            3.240      .03
Matsushita Communication Industrial Co.,                               50,000            2.850      .02
 Ltd. (Japan)

HEALTH CARE PROVIDERS & SERVICES  - 1.51%
Bergen Brunswig Corp., Class A (USA)                                5,000,000          103.000      .90
Fresenius Medical Care AG preferred                                 1,040,000           49.623      .43
 (Germany)
Omnicare, Inc. (USA)                                                1,000,000           20.960      .18

FOOD PRODUCTS  -  1.49%
Nestle SA (Switzerland)                                                30,700           63.478      .55
Orkla AS, Class A (Norway)                                          2,985,714           53.240      .47
H.J. Heinz Co. (USA)                                                  430,000           18.623      .16
Unilever PLC (United Kingdom)                                       2,100,000           15.975      .14
Groupe Danone (France)                                                 80,000           10.423      .09
Sara Lee Corp. (USA)                                                  500,000            9.420      .08

AEROSPACE & DEFENSE  -  1.31%
Lockheed Martin Corp. (USA)                                         2,200,000           84.238      .74
Bombardier Inc., Class B (Canada)                                   2,700,000           41.400      .36
Raytheon Co. 8.25% TRUST I convertible                                285,900           15.310      .13
 preferred units 2006 (USA) /2/
Honeywell International Inc. (USA)                                    200,000            9.680      .08

INDUSTRIAL CONGLOMERATES  -  1.30%
General Electric Co. (USA)                                            950,000           46.550      .41
Norsk Hydro AS (Norway)                                             1,105,000           46.192      .40
JG Summit Holdings, Inc. 3.50% convertible                        $26,000,000           21.840      .19
 debentures 2003 (Philippines)
China Merchants Holdings (International)                           28,198,000           21.149      .19
 Co., Ltd. (Hong Kong)
Hutchison Delta Finance Ltd. 7.00%                                 $6,000,000            7.200      .06
 convertible debentures 2002 (Hong Kong)
Smiths Group PLC (formerly TI Group PLC)                              491,280            5.928      .05
 (United Kingdom)

SPECIALTY RETAIL  -  1.26%
Lowe's Companies, Inc. (USA)                                        1,000,000           69.530      .61
Dixons Group PLC (United Kingdom)                                  17,272,856           58.350      .51
Limited Inc. (USA)                                                  1,027,400           16.747      .14

MULTI-UTILITIES  -  1.25%
Williams Companies, Inc. (USA)                                      3,487,300          137.400     1.20
United Utilities PLC (United Kingdom)                                 630,000            5.940      .05

MACHINERY  -  1.24%
IHC Caland NV (Netherlands)                                           718,918           35.367      .31
THK Co., Ltd. (Japan)                                               1,440,000           33.842      .29
PACCAR Inc (USA)                                                      455,000           21.849      .19
Asahi Diamond Industrial Co., Ltd.                                  3,950,000           21.622      .19
 (Japan)
AIDA Engineering, Ltd. (Japan)                                      4,065,000           15.791      .14
Fuji Machine Mfg. Co., Ltd. (Japan)                                   620,000           13.580      .12

ROAD & RAIL  -  1.22%
CSX Corp. (USA)                                                     2,500,000           93.000      .81
Norfolk Southern Corp. (USA)                                        2,100,000           46.557      .41

BEVERAGES  -  1.18%
Foster's Brewing Group Ltd.(Australia)                             27,253,069           73.769      .64
Lion Nathan Ltd. (New Zealand)                                     14,527,900           30.815      .27
Fomento Economico Mexicano, SA de CV                                  500,000           21.425      .19
 (ADR) (Mexico)
Coca-Cola West Japan Co. Ltd. (Japan)                                 220,000            5.180      .05
Coca-Cola HBC SA (formerly Hellenic                                   211,196            2.737      .02
 Bottling Co. SA) (Greece)
Coca-Cola Amatil Ltd. (Australia)                                     422,773             .972      .01

COMPUTERS & PERIPHERALS  -  0.90%
Dell Computer Corp. (USA) /2/                                       1,734,050           42.242      .37
Hewlett-Packard Co. (USA)                                             912,500           26.755      .23
Compaq Computer Corp. (USA)                                         1,000,000           15.990      .14
Sotec Co., Ltd. (Japan)/1/,/2/                                          2,950           10.071      .09
Compal Electronics, Inc. 0% SIZeS                                  $5,000,000            5.700      .05
 convertible debentures 2005 (Taiwan)
Kyoden Co., Ltd. (Japan)                                              230,000            2.147      .02

BUILDING PRODUCTS  -  0.85%
TOTO Ltd. (Japan)                                                   6,600,000           49.668      .43
TOSTEM CORP. (Japan)                                                1,350,000           23.497      .21
Asahi Glass Co., Ltd. (Japan)                                       1,977,000           16.241      .14
Nippon Sheet Glass Co., Ltd. (Japan)                                  880,000            7.422      .07

HOTELS, RESTAURANTS & LEISURE  -  0.80%
J D Wetherspoon PLC (United Kingdom)                                4,700,000           24.136      .21
Millennium & Copthorne Hotels PLC                                   3,830,000           21.722      .19
 (United Kingdom)
Carnival Corp. (USA)                                                  700,000           19.761      .17
Elior (France)                                                        910,100           10.779
Elior 1.00% convertible preferred                                     338,730            4.814      .14
 units 2007 /2/
Aristocrat Leisure Ltd. (Australia)                                 1,584,200            5.095
Aristocrat Leisure Ltd. 5.00% convertible                          $2,000,000            1.985      .06
 debenture 2006
AMCV Capital Trust I 7.00% convertible                                199,500            2.893      .03
 preferred 2015 (USA)

COMMERCIAL SERVICES & SUPPLIES - 0.78%
Hays PLC (United Kingdom)                                           5,120,000           22.868      .20
Hong Kong Exchanges and Clearing Ltd.                              11,750,000           21.241      .18
 (Hong Kong)
Chubb PLC (United Kingdom)                                          7,273,800           17.894      .16
Michael Page International PLC                                      5,600,000           17.667      .15
 (United Kingdom) /2/
Robert Half International Inc. (USA)/2/                               360,000           10.152      .09

GAS UTILITIES  -  0.78%
Tokyo Gas Co., Ltd. (Japan)                                        15,050,000           44.544      .39
NiSource, Inc. (USA)                                                1,159,682           36.298
NiSource, Inc. 0% convertible preferred                               418,231            1.175      .33
 2004 /2/
NICOR Inc. (USA)                                                      175,000            6.788      .06

HOUSEHOLD DURABLES  -  0.77%
Nintendo Co., Ltd. (Japan)                                            220,000           42.546      .37
Sony Corp. (Japan)                                                    435,400           33.571      .29
Newell Rubbermaid Inc. (USA)                                          500,000           12.635      .11

SOFTWARE  -  0.70%
Microsoft Corp. (USA) /2/                                             678,000           46.904      .41
Macromedia, Inc. (USA) /2/                                            900,000           20.052      .17
Gemplus International SA (France) /2/                               3,688,000           13.291      .12

CONTAINERS & PACKAGING  -  0.69%
Sonoco Products Co. (USA)                                           1,200,000           30.420      .26
Smurfit-Stone Container Corp. (USA) /2/                             1,974,200           29.554      .26
Crown Cork & Seal Co., Inc. (USA)                                   3,780,000           19.354      .17

AIRLINES  -  0.63%
British Airways PLC (United Kingdom)                                6,700,000           34.817      .30
Qantas Airways Ltd. (Australia)                                    15,057,949           26.995      .24
Deutsche Lufthansa AG (Germany)                                       500,000            9.137      .08
Air New Zealand Ltd., Class B                                       2,460,920            1.445      .01
 (New Zealand)

OFFICE ELECTRONICS - 0.61%
Xerox Corp. (USA)                                                   7,030,500           69.672      .61

CHEMICALS - 0.51%
DSM NV (Netherlands)                                                  834,828           30.765      .27
Dow Chemical Co. (USA)                                                675,000           24.172      .21
Rhone-Poulenc-Rhodia 3.25% convertible                                175,000            3.405      .03
 preferred 2003 (France)

FOOD & DRUG RETAILING - 0.51%
Loblaw Companies Ltd. (Canada)                                        630,000           20.412      .18
Somerfield PLC (United Kingdom)/2/                                 10,000,000           16.838      .15
Woolworths Ltd. (Australia)                                         2,517,985           12.207      .11
George Weston Ltd. (Canada)                                            83,300            4.714      .04
Safeway PLC (United Kingdom)                                          750,000            4.078      .03

ELECTRICAL EQUIPMENT  -  0.45%
Hubbell Inc., Class B (USA)                                         1,000,000           28.850      .25
Kinden Corp. (Japan)                                                2,668,000           16.690      .15
Elektrim SA 3.75% convertible debentures                           $7,286,000            6.149      .05
 2004 (Poland)

AUTOMOBILES - 0.44%
Suzuki Motor Corp. (Japan)                                          2,100,000           25.586      .22
DaimlerChrysler AG (New York registered)                              310,000           14.272      .13
 (Germany)
Honda Motor Co., Ltd. (Japan)                                         250,000           10.510      .09

HOUSEHOLD PRODUCTS  - 0.31%
Uni-Charm Corp. (Japan)                                               940,000           35.805      .31

MULTILINE RETAIL - 0.30%
Dollar General Corp. (USA)                                          1,237,500           23.203      .20
Kingfisher PLC (United Kingdom)                                     1,728,743           10.908      .10

OTHER - 1.16%
Dana Corp. (USA)                                                    1,000,000           21.520      .19
United Parcel Service, Inc., Class B (USA)                            300,000           17.835      .15
Fluor Corp. (USA)                                                     257,900           15.041      .13
Infosys Technologies Ltd. (India)                                     185,000           14.864      .13
Zhejiang Expressway Co. Ltd.,                                      55,864,000           13.322      .12
 Class H (China)
BPB PLC (United Kingdom)                                            3,607,900           12.994      .11
Schlumberger Ltd. (Netherlands Antilles)                              165,000           10.400      .09
American Water Works Co., Inc. (USA)                                  300,000            9.210      .08
Marubeni Corp. (Japan) /2/                                          3,434,900            6.498      .06
Essilor (France)                                                       22,733            6.135      .05
Applera Corp. - Applied Biosystems                                    100,000            3.076      .03
 Group (USA)
CMG PLC (United Kingdom)                                              300,000            1.829      .02
iXL Enterprises, Inc. (USA) /2/                                       152,200             .195      .00

MISCELLANEOUS - 1.81%
Other equity securities in initial period                                              206.948     1.81
 of acquisition


TOTAL EQUITY SECURITIES:                                                             9,440.759    82.39
  (cost: $7,825.067 million)



                                                                   Principal
                                                                      Amount
Bonds & Notes                                                     (Millions)

Non-U.S. Government Obligations - 0.33%
Argentina (Republic of), Series L,                                    $18.931           16.527
 5.5625% Eurobonds 2005 /3/
Argentina (Republic of) 11.75% 2009                                     7.230            5.802
Argentina (Republic of) 9.75% 2027                                      2.390            1.649
Argentina (Republic of) 11.375% 2017                                    1.355            1.070      .22
Brazil (Federal Republic of), Bearer 8.00%                             16.445           12.170      .11
 2014 /5/

COMMUNICATIONS EQUIPMENT - 0.20%
Crown Castle International Corp.                                       30.000           20.550      .18
 0%/10.375% 2011 /4/
SBA Communications Corp. 0%/12.00%                                      2.825            2.331      .02
 2008 /4/

MEDIA - 0.11%
Charter Communications Holdings, LLC                                   19.000           12.113      .11
 0%/13.50% 2011 /4/

HEALTH CARE PROVIDERS & SERVICES - 0.08%
HCA - The Healthcare Co. 8.75% 2010                                     9.000            9.517      .08

OTHER - 0.02%
Container Corp. of America 9.75% 2003                                   1.000            1.032      .01
Indah Kiat Finance Mauritius Ltd.                                       3.050             .679
 10.00% 2007 /6/
Indah Kiat Global BD 12.50% 2006 /6/                                     .550             .139      .01
APP International Finance Co. BV                                        1.150             .279      .00
 11.75% 2005 /6/
Nextel Partners, Inc. 0%/14.00% 2009 /4/                                 .375             .227      .00

TOTAL BONDS & NOTES (cost: $80.810 million)                                             84.085      .74





Short-Term Securities

Corporate Short-Term Notes  -  8.95%
Transamerica Finance Corp. 3.92%-4.24%                                 66.000           65.669      .57
 due 7/5-8/9/2001
Halifax Group PLC 4.67%-4.92% due                                      63.500           63.413      .55
 6/8-6/21/2001
Asset Securitization Corp. 3.97%-4.04%                                 51.300           51.148      .45
 due 6/20-7/10/2001 /1/
J.P. Morgan Chase & Co. 3.94%-3.98%                                    50.000           49.762      .43
 due 6/29-8/8/2001
Abbey National North America 4.17%-4.22%                               47.500           47.192      .41
 due 7/25-7/27/2001
CBA (Delaware) Finance Inc. 4.92%                                      45.000           44.929      .39
 due 6/12/2001
Societe Generale North America Inc.                                    45.000           44.761      .39
 3.93%-4.94% due 6/4-7/23/2001
UBS Finance (Delaware) Inc. 4.92%-4.935%                               42.200           42.172      .37
 due 6/5/2001
Electricite de France 4.02%-4.23%                                      41.500           41.407      .36
 due 6/14-6/26/2001
Westpac Trust Securities NZ Ltd. 4.15%                                 41.000           40.611      .35
 due 8/27/2001
Alcatel S.A. 4.20% due 7/26/2001 /1/                                   37.500           37.255      .33
Sony Capital Corp. 4.68%-3.98% due                                     37.000           36.912      .32
 6/19-6/22/2001 /1/
Internationale Nederlanden (U.S.) Funding                              35.750           35.707      .31
 Corp. 4.93%-4.94% due 6/7-6/11/2001
Diageo Capital PLC 4.70% due 6/18/2001 /1/                             34.200           34.124      .30
Bank of Nova Scotia 3.87%-3.98% due                                    33.500           33.236      .29
 7/2-8/16/2001
American Express Co. 4.00% due 7/13/2001                               31.700           31.548      .27
American Honda Finance Corp. 4.20%                                     30.000           29.853      .26
 due 7/12/2001
Preferred Receivables Funding Corp.                                    29.200           28.946      .25
 3.93% due 8/20/2001 /1/
Bayerische Hypo-und Vereinsbank AG 4.91%                               25.000           24.984      .22
 due 6/5/2001
BNP Paribas 4.00% due 6/18/2001                                        25.000           24.950      .22
Den Danske Corp. Inc. 4.71% due 6/28/2001                              25.000           24.908      .22
KfW International Finance Inc. 4.75%                                   25.000           24.838      .22
 due 7/19/2001
Rio Tinto America, Inc. 4.71% due                                      25.000           24.923      .22
 6/26/2001 /1/
GlaxoSmithKline PLC 4.74% due                                          23.800           23.765      .21
 6/11/2001 /1/
Svenska Handelsbanken Inc. 3.90%-3.98%                                 23.800           23.650      .21
 due 6/29-9/5/2001
Telstra Corp. Ltd. 4.30% due 7/10/2001                                 20.000           19.904      .17
Equilon Enterprises LLC 4.72% due 6/7/2001                             17.500           17.484      .15
Lloyds TSB Bank PLC 4.21% due 7/23/2001                                17.700           17.590      .15
ANZ (Delaware) Inc. 3.86% due 8/17/2001                                15.000           14.873      .13
Spintab (Swedmortgage) AB 4.16%                                        11.800           11.720      .10
 due 8/1/2001
Merck & Co. Inc. 3.95% due 6/28/2001                                   10.200           10.169      .09
Chevron U.K. Investment PLC 4.27%                                       5.000            4.988      .04
 due 6/21/2001

Federal Agency Discount Notes - 6.54%
Fannie Mae 3.78%-4.61% due 6/21-12/14/2001                            365.000          360.882     3.15
Freddie Mac 3.83%-4.66% due 6/5-12/21/2001                            225.000          222.923     1.95
Federal Home Loan Banks 3.79%-4.57%                                   115.000          114.317     1.00
 due 6/15-9/28/2001
International Bank of Reconstruction and                               50.000           49.903      .44
 Development 4.83% due 6/15/2001

Certificates of Deposit - 1.79%
Deutsche Bank AG 4.00% due 8/7/2001                                    45.000           45.008      .39
National Westminster Bank PLC 5.01%                                    33.000           33.001      .29
 due 6/6/2001
Toronto-Dominion Holdings USA Inc. 4.69%                               28.000           28.000      .24
 due 7/16/2001
Commerzbank AG 3.95% due 8/21/2001                                     25.000           25.001      .22
Canadian Imperial Bank of Commerce 5.00%                               25.000           25.000      .22
 due 6/1/2001
Danske Bank A/S 4.65% due 7/11/2001                                    25.000           25.000      .22
Dresdner Bank AG 5.03% due 6/4/2001                                    24.000           24.001      .21

Non-U.S. Currency - 0.05%
New Taiwanese Dollar                                              NT$179.993             5.317      .05

TOTAL SHORT-TERM SECURITIES:                                                         1,985.744    17.33
 (cost: $1,986.256 million)


TOTAL INVESTMENT SECURITIES:                                                        11,510.588   100.46
 (cost: $9,892.133 million)
Excess of payables over cash and                                                        52.470      .46
 receivables

NET ASSETS                                                                        $11,458.118   100.000

/1/ Purchased in a private placement
    transaction; resale may be
    limited to qualified institutional
    buyers; resale to public may
    require registration.
/2/ Non-income-producing security.
/3/ Coupon rate may change periodically.
/4/ Step bond; coupon rate will increase
    at a later date.
/5/ Payment in kind; the issuer has the
    option of paying additional
    securities in lieu of cash.
/6/ Company not making interest (or
    dividend) payments; bankruptcy
    proceedings pending.
/7/ Valued under procedures aprroved by
    the Board of Directors.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements




Equity Securities Added to
the Portfolio Since November 30, 2000

Agere Systems
America Movil
Aristocrat Leisure
Asahi Glass
ASM Pacific Technology
Calpine
China Petroleum & Chemical
Chubb
Citigroup
Compaq Computer
DaimlerChrysler
Edison International
Fluor
Fomento Economico Mexicano
Fresenius Medical Care
Gemplus International
H.J. Heinz
Henderson Investment
Holmen
Hong Kong Exchanges and Clearing
Housing Development Finance
Infosys Technologies
Kinden
Macromedia
Marconi
Michael Page International
Mitel
M-real Oyj
Nokia
Norske Skogindustrier
Novo Nordisk
PACCAR
Petroleo Brasileiro SA - PETROBRAS
Pro Mos Technologies
Raytheon
Sappi
Sumitomo Mitsui Banking
Telewest Communications
Telstra
TXU
UFJ Holdings
Wharf (Holdings)
Williams Communications Group
Xerox
Zurich Financial Services

Equity Securities Eliminated from
the Portfolio Since November 30, 2000


Agilent Technologies
Alcoa
Associates First Capital
Athena Neurosciences
Australian Gas Light
Bank Leumi le-Israel
Brambles Industries
British Telecommunications
Cendant
China Development Industrial Bank
Chiyoda Fire & Marine Insurance
Cintas
Dah Sing Financial Holdings
De Beers Consolidated Mines
Deutsche Telekom
Devon Energy
eircom
El Paso Energy
Electrabel
Embratel Participacoes
Empresa Nacional de Electricidad
Esso SA Francaise
Fannie Mae
Federal-Mogul
FMC
Fujitsu
Glaxo Wellcome
H&CB
Harsco
HCA - The Healthcare
Hilton Group
Hyundai Electronics Industries
Independent Insurance Group
Infineon Technologies
Innogy Holdings
International Power
Internet Capital Group
Invensys
Investor
Keebler Foods
Kimberly-Clark
Kinder Morgan
Koninklijke PTT Nederland
Luxottica Group
Meditrust
Millennium Chemicals
Morgan Crucible
Motorola
N.T.S. Steel Group
Nabisco Group Holdings
National Fuel Gas
NatSteel Electronics
Nichiei
Nippon Broadcasting System
ON Semiconductor
OneSteel
ONI Systems
P&O Princess Cruises
Palm
Pechiney
Peninsular and Oriental Steam Navigation
Praxair
Premier Farnell
Publishing & Broadcasting
Rakuten
Reckitt Benckiser
Sakura Bank
Seagram
Sherwin-Williams
Shinhan Bank
Stinnes
Storage Networks
Telecom Italia Mobile
Telesp Celular Participacoes
Tomkins
Toyo Trust and Banking
Tubos de Acero de Mexico
United Energy
Yapi ve Kredi Bankasi

Financial Statements

Statement of Assets and Liabilities                                                           (Unaudited)
at May 31, 2001                                                                 (dollars in millions)

Assets:
Investment securities at market
 (cost: $9,892.133)                                                                           $11,510.588
Cash                                                                                                 .720
Receivables for -
 Sales of investments                                                            $19.802
 Sales of fund's shares                                                           19.001
 Dividends and interest                                                           30.829
 Other                                                                              .167           69.799
                                                                                               11,581.107
Liabilities:
Payables for -
 Purchases of investments                                                        102.662
 Repurchases of fund's shares                                                      8.492
 Management services                                                               4.065
 Other expenses                                                                    7.770          122.989
Net Assets at May 31, 2001:                                                                   $11,458.118

 Total authorized capital stock - 1,000,000,000 shares
 Class A shares, $.01 par value:
  Net assets                                                                                  $11,337.308
  Shares outstanding                                                                          424,486,858
  Net asset value per share                                                                        $26.71
 Class B shares, $.01 par value:
  Net assets                                                                                      $99.660
  Shares outstanding                                                                            3,744,468
  Net asset value per share                                                                        $26.62
 Class C shares, $.01 par value:
  Net assets                                                                                      $14.321
  Shares outstanding                                                                              538,598
  Net asset value per share                                                                        $26.59
 Class F shares, $.01 par value:
  Net assets                                                                                       $6.829
  Shares outstanding                                                                              255,837
  Net asset value per share                                                                        $26.69

STATEMENT OF OPERATIONS                                                                       (Unaudited)
for the six months ended May 31, 2001                                           (dollars in millions)
Investment Income:
Income:
 Dividends                                                                      $115.133
 Interest                                                                         61.966         $177.099
Expenses:
 Management services fee                                                          23.333
 Distribution expenses - Class A                                                  13.085
 Distribution expenses - Class B                                                    .379
 Distribution expenses - Class C                                                    .014
 Distribution expenses - Class F                                                    .002
 Transfer agent fees - Class A                                                     4.273
 Transfer agent fees - Class B                                                      .038
 Administrative service fees - Class C                                              .010
 Administrative service fees - Class F                                              .003
 Reports to shareholders                                                            .278
 Registration statement and prospectus                                              .436
 Postage, stationery and supplies                                                   .725
 Directors' fees                                                                    .089
 Auditing and legal fees                                                            .054
 Custodian fee                                                                     1.253
 Taxes other than federal income tax                                                .181
 Other expenses                                                                     .051           44.204
Net investment income                                                                             132.895

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                                 316.865
Net unrealized appreciation on investments                                                        278.628
 Net realized gain and
  unrealized appreciation
  on investments                                                                                  595.493
Net Increase in Net Assets Resulting
 from Operations                                                                                 $728.388









STATEMENT OF CHANGES IN NET ASSETS                                              (dollars in millions)

                                                                              Six Months       Year ended
                                                                           ended May 31,     November 30,
                                                                                   2001*              2000
Operations:
Net investment income                                                           $132.895         $230.103
Net realized gain on investments                                                 316.865        1,266.809
Net unrealized appreciation (depreciation)
 on investments                                                                  278.628         (868.723)
 Net increase in net assets
  resulting from operations                                                      728.388          628.189
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                        (100.238)        (212.305)
 Class B                                                                           (.450)           (.277)
Distributions from net realized gain on investments:
 Class A                                                                      (1,187.842)        (688.963)
 Class B                                                                          (6.412)               0
  Total dividends and distributions                                           (1,294.942)        (901.545)

Capital Share Transactions:
Proceeds from shares sold                                                        830.122        1,447.182
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                             1,229.483          855.874
Cost of shares repurchased                                                      (805.683)      (1,280.594)
 Net increase in net assets resulting
  from capital share transactions                                              1,253.922        1,022.462
Total Increase in Net Assets                                                     687.368          749.106

Net Assets:
Beginning of period                                                           10,770.750       10,021.644
End of period (including
 undistributed net investment
 income: $44.891 and $32.684,
 respectively)                                                               $11,458.118      $10,770.750

*Unaudited.

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS                          Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The fund does not amortize premiums on fixed-income securities.

On December 1, 2001, the fund will begin amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in only immaterial changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 2001, non-U.S. taxes paid were $8,310,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,336,000 for the six months ended May 31, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of May 31, 2001, the cost of investment securities for federal income tax reporting purposes was $9,901,897,000. Net unrealized appreciation on investments aggregated $1,608,691,000; $2,318,206,000 related to appreciated securities and $709,515,000 related to depreciated securities. For the six months ended May 31, 2001, the fund realized, on a tax basis, a net capital gain of $326,832,000 on securities transactions. In addition, the fund has recognized, for tax purposes, losses relating to non-U.S. currency transactions totaling $45,000 which were realized during the period November 1, 2000 through November 30, 2000. Net losses related to non-U.S. currency transactions and tax adjustments of $3,571,000 were treated as an adjustment to ordinary income for federal income tax purposes. Other capital losses of $6,396,000 were treated as deferred capital gains for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $23,333,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.600% per annum of the first $500 million of daily net assets decreasing to 0.385% of such assets in excess of $17 billion. For the six months ended May 31, 2001, the management services fee was equivalent to an annualized rate of 0.417% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the six months ended May 31, 2001, aggregate distribution expenses were $13,085,000, or 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended May 31, 2001, aggregate distribution expenses were $379,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the six months ended May 31, 2001, aggregate distribution expenses were $14,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the six months ended May 31, 2001, aggregate distribution expenses were $2,000, or 0.25% of average daily net assets attributable to Class F shares.

As of May 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $6,122,000.

AFD received $2,046,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended May 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $4,311,000 was incurred during the six months ended May 31, 2001, pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the fund. As of May 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $862,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended May 31, 2001, total fees under the agreement were $13,000. As of May 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $6,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of May 31, 2001, the cumulative amount of these liabilities was $377,000. Directors' fees during the six months ended May 31, 2001, were $89,000, comprised of $64,000 in current fees (either paid in cash or deferred), and $25,000, representing the net increase in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,744,061,000 and $2,279,986,000, respectively, during the six months ended May 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended May 31, 2001, the custodian fee of $1,253,000 includes $80,000 that was paid by these credits rather than in cash.

For the six months ended May 31, 2001, the fund reclassified $20,000,000 from undistributed net investment income to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of May 31, 2001, net assets consisted of the following:

                                                                (dollars in millions)
Capital paid in on shares of capital stock                                    $9,479.428
Undistributed net investment income                                               44.891
Accumulated net realized gain                                                    315.785
Net unrealized appreciation                                                    1,618.014
Net assets                                                                   $11,458.118

Capital share transactions in the fund were as follows:

                                                                  Six Months Ended      Six Months Ended
                                                                       May 31, 2001          May 31, 2001
                                                                 Amount (millions)                Shares
Class A Shares:
  Sold                                                                  $  764.914            28,850,744
  Reinvestment of dividends and distributions                            1,222.756            47,069,580
  Repurchased                                                             (801.520)          (30,267,275)
   Net increase in Class A                                               1,186.150            45,653,049
Class B Shares: /1/
  Sold                                                                      43.782             1,657,410
  Reinvestment of dividends and distributions                                6.727               259,521
  Repurchased                                                               (3.443)             (130,941)
   Net increase in Class B                                                  47.066             1,785,990
Class C Shares: /2/
  Sold                                                                      14.100               541,997
  Reinvestment of dividends and distributions                                  -                     -
  Repurchased                                                                (.091)               (3,399)
   Net increase in Class C                                                  14.009               538,598
Class F Shares: /2/
  Sold                                                                       7.326               279,558
  Reinvestment of dividends and distributions                                  -                     -
  Repurchased                                                                (.629)              (23,721)
   Net increase in Class F                                                   6.697               255,837
Total net increase in fund                                              $1,253.922            48,233,474




                                                                        Year ended            Year ended
                                                                  November 30, 2000     November 30, 2000
                                                                 Amount (millions)                Shares
Class A Shares:
  Sold                                                             $     1,387.809            46,706,642
  Reinvestment of dividends and distributions                              855.605            30,047,258
  Repurchased                                                           (1,279.509)          (43,089,031)
   Net increase in Class A                                                 963.905            33,664,869
Class B Shares: /1/
  Sold                                                                      59.373             1,986,461
  Reinvestment of dividends and distributions                                 .269                 9,009
  Repurchased                                                               (1.085)              (36,992)
   Net increase in Class B                                                  58.557             1,958,478
Class C Shares: /2/
  Sold                                                                         -                     -
  Reinvestment of dividends and distributions                                  -                     -
  Repurchased                                                                  -                     -
   Net increase in Class C                                                     -                     -
Class F Shares: /2/
  Sold                                                                         -                     -
  Reinvestment of dividends and distributions                                  -                     -
  Repurchased                                                                  -                     -
   Net increase in Class F                                                     -                     -
Total net increase in fund                                         $     1,022.462            35,623,347


/1/ Class B shares were not offered before
 March 15, 2000.
/2/ Class C and Class F shares were not
 offered before March 15, 2001.

Per-Share Data and Ratios



                                                                    Class A         Class A         Class A
                                                                 Six months
                                                                      ended      Year ended      Year ended
                                                                    May 31,    November 30,    November 30,
                                                               2001 /1/,/2/             2000            1999
Net Asset Value, Beginning of Period                                 $28.29          $29.03          $27.15

 Income from Investment Operations :
  Net investment income                                             .32 /3/         .62 /3/             .48

  Net gains on securities (both realized                           1.47 /3/        1.20 /3/            4.17
    and unrealized)

   Total from investment operations                                    1.79            1.82            4.65

 Less Distributions :
  Dividends (from net investment income)                               (.25)           (.58)           (.48)

  Distributions (from capital gains)                                  (3.12)          (1.98)          (2.29)

   Total distributions                                                (3.37)          (2.56)          (2.77)

Net Asset Value, End of Period                                       $26.71          $28.29          $29.03

Total Return /4/                                                       6.77%           6.37%          19.08%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                            $11,337         $10,716         $10,022

 Ratio of expenses to average net assets                           .79% /5/             .79%            .79%

 Ratio of net income to average net assets                        2.38% /5/            2.08%           1.93%



                                                                    Class A         Class A         Class A

                                                                 Year ended      Year ended      Year ended
                                                               November 30,    November 30,    November 30,
                                                                        1998            1997            1996
Net Asset Value, Beginning of Period                                 $25.89          $23.77          $20.22

 Income from Investment Operations :
  Net investment income                                                 .59             .64             .70

  Net gains on securities (both realized                               3.12            3.04            3.91
    and unrealized)

   Total from investment operations                                    3.71            3.68            4.61

 Less Distributions :
  Dividends (from net investment income)                               (.58)           (.65)           (.72)

  Distributions (from capital gains)                                  (1.87)           (.91)           (.34)

   Total distributions                                                (2.45)          (1.56)          (1.06)

Net Asset Value, End of Period                                       $27.15          $25.89          $23.77

Total Return /4/                                                      15.51%          16.36%          23.67%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $8,515          $7,207          $5,139

 Ratio of expenses to average net assets                                .78%            .82%            .85%

 Ratio of net income to average net assets                             2.25%           2.53%           3.28%




                                                                    Class B         Class B         Class C
                                                                 Six months
                                                                      ended     March 15 to     March 15 to
                                                                    May 31,    November 30,         May 31,
                                                               2001 /1/,/2/        2000 /1/    2001 /1/,/2/
Net Asset Value, Beginning of Period                                 $28.21          $29.57          $25.35

 Income from Investment Operations :
  Net investment income /3/                                             .22             .32             .06

  Net gains (losses) on securities (both                               1.47           (1.41)           1.18
    realized and unrealized) /3/

   Total from investment operations                                    1.69           (1.09)           1.24

 Less Distributions :
  Dividends (from net investment income)                               (.16)           (.27)               -

  Distributions (from capital gains)                                  (3.12)               -               -

   Total distributions                                                (3.28)           (.27)            .00

Net Asset Value, End of Period                                       $26.62          $28.21          $26.59

Total Return /4/                                                       6.38%         (3.73)%           4.89%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                               $100             $55             $14

 Ratio of expenses to average net assets                          1.57% /5/       1.55% /5/             .46%

 Ratio of net income to average net assets                        1.66% /5/       1.45% /5/             .23%




                                                                    Class F

                                                                March 15 to
                                                                    May 31,
                                                               2001 /1/,/2/
Net Asset Value, Beginning of Period                                 $25.40

 Income from Investment Operations :
  Net investment income /3/                                             .11

  Net gains (losses) on securities (both                               1.18
    realized and unrealized) /3/

   Total from investment operations                                    1.29

 Less Distributions :
  Dividends (from net investment income)                                   -

  Distributions (from capital gains)                                       -

   Total distributions                                                  .00

Net Asset Value, End of Period                                       $26.69

Total Return /4/                                                       5.08%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                                 $7

 Ratio of expenses to average net assets                                .24%

 Ratio of net income to average net assets                              .43%



Supplemental Data - All Classes
                                                                 Six months
                                                                      ended      Year ended      Year ended
                                                                    May 31, November 30,    November 30,
                                                               2001 /1/,/2/             2000            1999
Portfolio turnover rate                                               18.04%          41.14%          33.90%



Supplemental Data - All Classes

                                                                 Year ended      Year ended      Year ended
                                                            November 30,    November 30,    November 30,
                                                                        1998            1997            1996
Portfolio turnover rate                                               39.44%          32.41%          30.18%



/1/ Based on operations for the period
 shown and, accordingly, not representative of a full year.
/2/ Unaudited.
/3/ Based on average shares outstanding.
/4/ Total returns exclude all sales charges,
 including contingent deferred sales charges.
/5/ Annualized.

Share Results: Class B, Class C and Class F
Average annual compound returns for periods ended
June 30, 2001 (the most recent calendar quarter):
                                                                                                Life of
                                                                                        1 Year   Class*
Class B shares
Reflecting applicable contingent deferred sales charge (CDSC),
maximum of 5%, payable only if shares are sold                                          -6.77%   -2.60%
Not reflecting CDSC                                                                     -2.47%     0.12%

Class C and Class F shares
Results reflecting CDSC for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.

[The American Funds Group/r/]
CAPITAL WORLD GROWTH AND INCOME FUND
OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are several ways to invest in Capital World Growth and Income Fund.
Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA CDA/CG/5145
Lit. No. WGI-013-0701